Events After the Reporting Date	12 Months Ended
Dec. 31, 2025
Events After the Reporting Date [Abstract]
EVENTS AFTER THE REPORTING DATE
NOTE 28 –	EVENTS AFTER THE REPORTING DATE

1. Make-whole

Between November 2025 and January 2026, certain convertible note holders converted a portion of their notes at a conversion price of $50, which was higher than the applicable conversion price under the respective share purchase agreement, entitling those note holders to a cash payment (the “Alternate Conversion Floor Amount”). The Alternate Conversion Floor Amount was calculated based on the difference between the market value of the ordinary shares issuable pursuant to the applicable conversion price formula according to the terms of the applicable convertible note, and the market value of the ordinary shares actually issued at the conversion price of $50.

The Company and the note holders entered into exchange agreements in January and February 2026, pursuant to which, among other things, the Company and the note holders exchanged their existing notes for a new note with a principal amount equals to the full Alternate Conversion Floor Amount (the “Make-Whole Notes”). The Make-Whole Notes are substantially similar to their existing notes.

The total amounts converted under the foregoing conversion price limitation were $3,325, $3,788 and $2,500 thousand and the aggregate principal amounts issued under Make-Whole Notes were $771, $2,887 and $728 thousand under the Exchange Agreement, the August 2025 SPA and Commitment Note, respectively. In addition, the following principal amounts to be issued are $775 thousand under the Exchange Agreement.

2. ELOC

As of January 2026, the full amount of the ELOC loan from March 2025 was converted into 60 shares.

3. Exchange note

From January 1, 2026 until May 15, 2026, additional notes in the aggregate principal amount of $6,800 thousand have been exchanged under the Exchange Agreement for Amended Notes in the aggregate principal amount of $10,073 thousand.

On June 4, 2026, the Company and the March-November 2024 Investor entered into a Sixth Amendment to the Securities Purchase Agreement. Pursuant to this amendment, the Company issued a Secured Convertible Note (the “June 2026 Note”) in the original principal amount of $5,556,000 in exchange for a cash investment in the same amount. This investment followed sales of notes in multiple installments from the March-November 2024 Investor to Seven Knots, LLC pursuant to their Note Purchase and Assignment Agreement, dated August 20, 2025. Such agreement was amended on June 3, 2026 to accommodate additional note purchases from time to time up to an aggregate principal amount of $8,000,000. The June 2026 Note bears interest at 20% per annum, computed on a 360-day basis and including interest on interest. The Note is secured pari passu by the same Charged Assets that secure existing outstanding notes under the Securities Purchase Agreement. The outstanding principal and accrued interest are due and payable on the earlier of (i) June 11, 2026, or (ii) five business days following the closing of a sale by the Company of QPoint Technologies Ltd. Commencing June 11, 2026, the holder is entitled to demand repayment of all or a portion of the June 2026 Note upon two business days’ notice. The holder may convert any portion of the outstanding loan amount into Ordinary Shares at a price equal to the arithmetic average of the Closing Sale Prices of the Ordinary Shares for the five Trading Days prior to the conversion date, subject to a floor price of $0.71 per share. Conversion is subject to a beneficial ownership limitation of 4.99%. From June 3, 2026 to June 30, 2026, the Company raised aggregate proceeds of $4,706,304 in private placements from accredited investors in exchange for convertible notes in the aggregate principal amount of $5,882,880, representing a 20% original issue discount. The convertible notes were issued under the Exchange Agreement and have a maturity date of two years from their respective dates of issuance.

4. August 2025 Amended Note

In January and February 2026, additional notes in the aggregate principal amount of $4,687 thousand have been issued and a total amount of $3,750 thousand was received in cash during 2026.

5. Consulting Agreements

In February 2026, the Company engaged a consultant to provide marketing and capital markets services and continued strategic support. In consideration, the Company issued 33 pre-funded warrants as equity-based compensation in lieu of cash. As of the date of this Annual Report, all pre-funded warrants were converted into ordinary shares.

In February 2026, the Company engaged a consultant to provide advisory services relating to mining and resource transactions in support of the Company’s strategic asset initiatives. Pursuant to the approved terms, the Company agreed to issue 100 ordinary shares upon execution of the engagement and an additional 100 ordinary shares upon successful completion of an applicable asset transaction.

6. Capital Markets and Strategic Advisory Agreement

In January 2026, the Company issued a convertible promissory note to Hybrid Financial Ltd. (“Hybrid”) to formalize and satisfy outstanding accounts payable obligations of $250,000 for prior investor relations and corporate marketing services rendered. The note, dated January 21, 2026, carries a principal face value of approximately $305,000, which reflects a 7% original issue discount. The note is non-interest bearing.

7. Legal proceedings

On February 27, 2026, DC Rainier SPV LLC, the former sponsor of Mount Rainier Acquisition Corp., commenced an action against the Company and A-Labs Finance & Advisory Ltd. in the Supreme Court of the State of New York, County of New York, alleging fraud and related claims in connection with the February 2023 de-SPAC merger between Mount Rainier Acquisition Corp. and the Company’s predecessor entity. The plaintiff alleges, among other things, that (i) the Company and A-Labs misrepresented the existence of approximately $50 million of purportedly “irrevocable” private investment in public equity (PIPE) financing commitments (including approximately $10 million purportedly committed by A-Labs itself) prior to the closing of the de-SPAC merger, none of which was funded, and (ii) the Company concealed misappropriation of Company funds by the Company’s former Chief Executive Officer and the misuse of Company credit cards by a former controller, as well as the existence of material weaknesses in the Company’s internal control over financial reporting for the years ended December 31, 2021, and 2022. The plaintiff seeks damages of not less than $5,080,027, plus interest, attorneys’ fees and costs. Plaintiff has filed a motion for default judgment, which the Company plans to oppose, asserting that service has not been properly made.

On May 26, 2026, a claim was filed against Hub Cyber Security TLV Ltd for NIS 242,762 in unpaid social benefits for its employees insured by Meitav Provident Funds and Pension Ltd. The Company has since paid these social benefits and is applying to the court to remove the claim.

On March 31, 2026, a claim was filed with the municipal court in Herzliya, Israel, in the amount of NIS 173,379 by a former service provider for fees it is allegedly entitled to for its assistance to the Company in human resources matters, At this stage, the Company is assessing the claim. There is a provision for the amount of this claim.

On June 30, 2026, a notice was received by the Company regarding a claim by a former service provider, by means of a fixed-sum claim procedure before the Israeli Enforcement and Collection Authority, in the amount of NIS 83,941. At this stage, the Company is assessing the claim. There is a provision for the amount of this claim.

8. CEO and Management Changes

On March 31, 2026, Noah Hershcoviz resigned from his position as Chief Executive Officer and a member of the Board of Directors, effective immediately. Renah Persofsky, the Company’s Chairperson of the Board, has taken on a greater role in HUB’s management while the Company seeks a replacement for Mr. Hershcoviz. During May and June of 2026, four more of the Company’s executive management departed: Shai Schiller (Head of Strategy), Nachman Geva (Chief Technology Officer), Paul Parisi (Chief Revenue Officer) and John Rogers (President of the Americas Region).

9. Julestar

In June 2026, the Company repaid $1.35 million to Julestar, in connection with the Julestar Loan Agreement dated February 4, 2025.

10. Acquisition of Evofem Convertible Notes and Purchase Rights; Issuance of Securities

On June 26, 2026, the Company entered into securities purchase agreements (each, a “Purchase Agreement” and, collectively, the “Purchase Agreements”) with certain holders (each, a “Seller” and, collectively, the “Sellers”) of senior subordinated convertible notes (the “Evofem Notes”) of Evofem Biosciences, Inc., a Delaware corporation (“Evofem”), and of certain purchase rights to acquire securities of Evofem (the “Purchase Rights”). Pursuant to the Purchase Agreements, the Company agreed to purchase from the Sellers all of their respective Evofem Notes and Purchase Rights, free and clear of liens, in exchange solely for the issuance of equity securities of the Company as described below.

The Evofem Notes acquired by the Company consist of Evofem’s senior subordinated convertible notes governed by a common form of note (the “SSN Notes” and the “Aditxt Notes”), comprising the exchanged senior subordinated convertible notes originally issued between December 2022 and September 2023 and restructured effective December 1, 2023 (maturing December 1, 2026), together with senior subordinated convertible notes issued in the same form maturing April 8, 2028 and June 26, 2028. The Evofem Notes are junior subordinated obligations of Evofem (subordinated in right of cash payment to Evofem’s senior secured notes and other senior debt obligations of Evofem), bear interest at 8% per annum compounding monthly (payable at maturity), and are convertible, at the holder’s election, into shares of Evofem common stock at a conversion price of $0.0154 per share (subject to customary adjustment for stock splits, stock dividends, recapitalizations and similar events), subject to a 4.99% or 9.99% beneficial ownership limitation. Based on the aggregate outstanding balance of the Evofem Notes acquired by the Company (approximately $5,373,556), the Evofem Notes would be convertible into approximately 348,932,233 shares of Evofem common stock, without factoring in the beneficial ownership limitation. The Purchase Rights acquired by the Company are exercisable for Evofem common stock at the same $0.0154 per share price and, based on the aggregate amount of the Purchase Rights acquired (approximately $10,153,890), would be exercisable into approximately 659,343,507 shares of Evofem common stock. In the aggregate, the Evofem Notes and Purchase Rights acquired by the Company would be convertible into, and exercisable for, approximately 1,008,275,740 shares of Evofem common stock (in each case before giving effect to any beneficial-ownership limitations and Evofem’s available authorized common stock), which if fully converted and exercised, will give the Company an 88% ownership of Evofem based on the current outstanding shares (or 14% on a fully diluted basis, assuming full issuance of all potential shares issuable for all convertible instruments outstanding).

The aggregate purchase price payable by the Company for the Evofem Notes and Purchase Rights was approximately $49,331,891 (the “Purchase Price”), payable solely in ordinary shares of the Company, no par value, and/or pre-funded warrants to purchase ordinary shares (the “Pre-Funded Warrants” and, together with the ordinary shares issued as consideration, the “Consideration Shares”), and not in cash. The number of Consideration Shares issuable to each Seller is equal to such Seller’s portion of the Purchase Price divided by $1.560 per share, the closing price of the Ordinary Shares on the Nasdaq Stock Market on June 24, 2026. As aggregate consideration under the Purchase Agreements, the Company issued 31,623,000 Consideration Shares (including the ordinary shares issuable upon exercise of the Pre-Funded Warrants).

Pursuant to the Purchase Agreements, the Consideration Shares were issued as ordinary shares except to the extent that such issuance would cause a Seller, together with its affiliates and any persons acting in concert with it, to beneficially own or hold in excess of 4.99% of the Company’s outstanding ordinary shares after giving effect to the issuance (the “Beneficial Ownership Limitation”), in which case the portion that would otherwise exceed the Beneficial Ownership Limitation was issued in the form of Pre-Funded Warrants. Accordingly, at the closing the Company issued an aggregate of 1,794,901 Ordinary Shares and issued Pre-Funded Warrants exercisable for an aggregate of 29,828,099 Ordinary Shares. The number of ordinary shares issued to any individual Seller was limited so that such Seller would not exceed the Beneficial Ownership Limitation (a maximum of 225,417 Ordinary Shares per Seller, based on 4,291,960 Ordinary Shares outstanding immediately prior to the issuance), with the balance of such Seller’s Consideration Shares issued in the form of Pre-Funded Warrants. Certain Sellers whose existing beneficial ownership already equaled or exceeded 4.99% received all of their Consideration Shares in the form of Pre-Funded Warrants.

Each Pre-Funded Warrant has an exercise price of $0.001 per Ordinary Share, may be exercised on a cash or cashless basis, and is not exercisable to the extent the holder would exceed the Beneficial Ownership Limitation.